UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

December 18, 2019

Date of Report (Date of earliest event reported)

(Exact name of registrant as specified in its charter)

Pennsylvania	000-55983	83-1561918
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Ident. No.)

9 Old Lincoln Highway, Malvern, Pennsylvania		19355
(Address of principal executive offices)		(Zip Code)

(484) 568-5000 Registrant’s telephone number, including area code

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8‑K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a‑12 under the Exchange Act (17 CFR 240.14a‑12)

☐ Pre-commencement communications pursuant to Rule 14d‑2(b) under the Exchange Act (17 CFR 240.14d‑2(b))

☐ Pre-commencement communications pursuant to Rule 13e‑4(c) under the Exchange Act (17 CFR 240.13e‑4 (c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b‑2 of the Securities Exchange Act of 1934 (17 CFR §240.12b‑2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s)	Name of each exchange on which registered:
Common Stock, $1 par value	MRBK	The NASDAQ Stock Market

Item 1.01	Entry into a Material Definitive Agreement.

On December 18, 2019, Meridian Corporation (the “Company”) entered into Subordinated Note Purchase Agreements (collectively, the “Purchase Agreement”) with certain qualified institutional buyers and accredited investors (the “Purchasers”) pursuant to which the Company sold and issued $40 million in aggregate principal amount of its 5.375% Fixed-to-Floating Rate Subordinated Notes due 2029 (the “Notes”). The Notes were offered and sold by the Company to eligible purchasers in a private offering in reliance on the exemption from the registration requirements of Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), and the provisions of Regulation D promulgated thereunder (the “Private Placement”). The Company intends to use the net proceeds from the offering for general corporate purposes, including organic growth and the repayment of a portion of the existing indebtedness of Meridian Bank (the “Bank”).

The Notes have a ten-year term and, from and including the date of issuance to but excluding December 30, 2024, will bear interest at a fixed annual rate of 5.375%, payable semi-annually in arrears.  From and including December 30, 2024 to but excluding the maturity date or earlier redemption date, the interest rate shall reset quarterly to an interest rate per annum equal to the then-current three-month SOFR (provided, that in the event the three-month SOFR is less than zero, the three-month SOFR will be deemed to be zero) plus 395 basis points, payable quarterly in arrears.  The Notes are redeemable, in whole or in part, at the Company’s option, on any scheduled interest payment date on or after December 30, 2024, and at any time upon the occurrence of certain events.  Any redemption of the Notes will be subject to prior regulatory approval to the extent required.  The Purchase Agreement contains certain customary representations, warranties and covenants made by the Company, on the one hand, and the Purchasers, severally and not jointly, on the other hand.

On December 18, 2019, in connection with the sale and issuance of the Notes, the Company entered into a Registration Rights Agreement (the “Registration Rights Agreement”) with the Purchasers. Under the terms of the Registration Rights Agreement, the Company has agreed to take certain actions to provide for the exchange of the Notes for subordinated notes that are registered under the Securities Act and have substantially the same terms as the Notes (the “Exchange Notes”). Under certain circumstances, if the Company fails to meet its obligations under the Registration Rights Agreement, it would be required to pay additional interest to the holders of the Notes.

The Notes were issued under an Indenture, dated December 18, 2019 (the “Indenture”), by and between the Company and U.S. Bank National Association, as trustee. The Notes are not subject to any sinking fund and are not convertible into or exchangeable for any other securities or assets of the Company (except with respect to the Exchange Notes) or any of the Company’s subsidiaries. The Notes are not subject to redemption at the option of the holder. The Notes are unsecured, subordinated obligations of the Company only, are not obligations of, and are not guaranteed by, any of the Company’s subsidiaries, and rank junior in right to payment to the Company’s current and future senior indebtedness.  The Notes are intended to qualify as Tier 2 capital for regulatory capital purposes for the Company.

The form of Purchase Agreement, the form of Registration Rights Agreement, the Indenture and the form of Note are attached as Exhibits 10.1, 10.2, 4.1 and 4.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference. The foregoing summary descriptions of the Purchase Agreement, the Registration Rights Agreement, the Indenture and the Notes are not complete and are qualified in their entirety by reference to the relevant exhibits to this Current Report on Form 8-K.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information required by this Item 2.03 is contained in Item 1.01 above and is incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

On December 18, 2019, the Company issued a press release regarding the closing of the offering of the Subordinated Notes.  A copy of the press release is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

In connection with the Private Placement, the Company disclosed certain information in an investor presentation to prospective investors regarding its loan portfolio as well as pro forma capital and debt ratios. This information has been included in Exhibit 99.2.  The exhibit does not contain all of the information in the investor presentation. In addition, the Company disclosed additional information related to its mortgage and wealth management business lines. Mortgage originations were $637 million for 2018 and were $425 million for the nine months ended September 30, 2019. The wealth management division had $642 million of assets under management as of September 30, 2019.

The information in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 and Exhibit 99.2 attached hereto and incorporated by reference herein shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities under that Section. In addition, such information, including Exhibit 99.1 and Exhibit 99.2 attached hereto, shall not be deemed incorporated by reference into any of the Company’s reports or filings with the Securities and Exchange Commission, whether made before or after the date hereof, except as expressly set forth by specific reference in such report or filing. The information in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 and Exhibit 99.2 attached hereto, shall not be deemed an admission as to the materiality of any information in this Item 7.01 that is required to be disclosed solely to satisfy the requirements of Regulation FD.

The information in Item 7.01 contains forward-looking statements regarding events or the future financial performance of the Company. These forward-looking statements involve risks and uncertainties that are subject to change based on various important factors (some of which, in whole or in part, are beyond Meridian Corporation’s control), including competitive, economic, regulatory, legal, technological and other factors that may cause the Company’s actual results to differ materially from the anticipated results expressed in these forward-looking statements.  All forward-looking statements and information including in Item 7.01 are based on management’s current beliefs and assumptions as of the date hereof and speak only as of the date they are made. For a more complete discussion of the assumptions, risks and uncertainties related to the Company’s business, you are encouraged to review the Company’s filings with the Securities and Exchange Commission (including the Annual Report on Form 10-K for the year ended December 31, 2018) and, for periods prior to the completion of the holding company reorganization, the Bank’s filings with the FDIC, including Meridian Bank’s Annual Report on Form 10-K for the year ended December 31, 2017, subsequently filed quarterly reports on Form 10‑Q and current reports on Form 8-K that update or provide information in addition to the information included in the Form 10-K and Form 10-Q filings, if any. The Company assumes no duty to update the forward-looking statements made in this Item 7.01.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

4.1	Indenture, dated as of December 18, 2019, between Meridian Corporation, as Issuer, and U.S. Bank National Association, as Trustee.
4.2	Form of Subordinated Note (included in Exhibit 4.1).
10.1	Form of Subordinated Note Purchase Agreement, dated as of December 18, 2019, by and among Meridian Corporation and the several Purchasers identified therein.
10.2	Form of Registration Rights Agreement, dated as of December 18, 2019, by and among Meridian Corporation and the several Purchasers identified therein.
99.1 99.2	Press Release dated December 18, 2019. Slides from Investor Presentation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MERIDIAN CORPORATION

Dated: December 18, 2019

	By:	/s/ Denise Lindsay
Denise Lindsay
Executive Vice President and Chief Financial Officer